SECURIAN AM MANAGED VOLATILITY EQUITY FUND

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2020 (Unaudited)

			Fair
		Shares	Value
EXCHANGE TRADED FUNDS - 92.3%
iShares Core High Dividend Fund		49,357	$4,280,733
iShares MSCI EAFE Minimum Volatility Fund (a)		82,471	5,876,059
iShares MSCI Emerging Markets Minimum Volatility Fund		25,086	1,482,582
iShares MSCI Germany Fund		34,496	1,054,198
iShares MSCI USA Minimum Volatility Fund (a)(b)		112,289	7,484,062
iShares Short Maturity Bond Fund		25,365	1,272,816
Total Exchange Traded Funds
(Cost $15,817,239)			21,450,450

	Contracts	Notional
PURCHASED CALL OPTIONS - 0.2%
CBOE S&P 500 Index (c)
Expiration: December 2020, Exercise Price: $3,635	5	$1,810,815	33,400
Expiration: December 2020, Exercise Price: $3,680	3	1,086,489	13,035
Total Purchased Call Options
(Cost $37,155)			46,435

PURCHASED PUT OPTIONS - 0.0%
CBOE S&P 500 Index (c)
Expiration: December 2020, Exercise Price: $3,055	5	1,810,815	2,275
Expiration: December 2020, Exercise Price: $3,100	3	1,086,489	1,605
Total Purchased Put Options
(Cost $11,388)			3,880

		Shares
SHORT-TERM INVESTMENT - 5.2%
First American Government Obligations Fund, Class X, 0.05% (d)
(Cost $1,207,719)		1,207,719	1,207,719
Total Investments - 97.7%
(Cost $17,073,501)			22,708,484
Other Assets and Liabilities, Net - 2.3%			524,919
Total Net Assets - 100.0%			$23,233,403

(a)
Fair value of this security exceeds 25% of the Fund's net assets.  Additional information for this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(b)	This security is designated as collateral for futures contracts. As of November 30, 2020, the fair value of the collateral was $4,932,100.
(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)	The rate shown is the annualized seven-day effective yield as of November 30, 2020.

Schedule of Open Futures Contracts

Futures Contracts Sold
Description	Number of Contracts Sold	Expiration Date	Notional Amount	Fair Value	Unrealized Depreciation
E-mini S&P 500 Index	8	December 2020	$1,449,280	$5,350	$(124,941)

Schedule of Written Options
Description	Call/Put	Contracts Written	Expiration Date	Notional Amount	Exercise Price	Fair Value
CBOE S&P 500 Index* (Premiums received $3,341)	Call	5	December 2020	$1,810,815	$3,840	$2,850
CBOE S&P 500 Index* (Premiums received $1,000)	Call	3	December 2020	1,086,489	3,925	615
CBOE S&P 500 Index* (Premiums received $22,479)	Put	5	December 2020	1,687,500	3,375	9,500
CBOE S&P 500 Index* (Premiums received $15,945)	Put	3	December 2020	1,029,000	3,430	7,500
						$20,465

* Held in connection with purchased option contracts. See Schedule of Investments for further information.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of November 30, 2020:
	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$21,450,450	$-	$-	$21,450,450
Short-Term Investment	1,207,719	-	-	1,207,719
Purchased Call Options	46,435	-	-	46,435
Purchased Put Options	3,880	-	-	3,880
Total Investments in Securities	$22,708,484	$-	$-	$22,708,484

As of November 30, 2020, the Fund's investments in other financial instruments* were classified as follows:
Short Futures Contracts	$(124,941)	$-	$-	$(124,941)
Written Call Options	(3,465)	-	-	(3,465)
Written Put Options	(17,000)	-	-	(17,000)
Total	$(145,406)	$-	$-	$(145,406)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and written options which are presented at the unrealized appreciation/depreciation on the instruments.

	Refer to the Schedule of Investments for further information on the classication of investments.